Petroleum Development Corporation

The Oil & Gas Conference
Denver, Colorado
August 10, 2005

Steven R. Williams

Chairman and CEO

Nasdaq: PETD

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

PO Box 26

103 East Main Street

Bridgeport, West Virginia 26330

P: 304.842.6256

F: 304.842.0913

www.petd.com

Map of United States

Rockies Region

4    Approx. 140,000 Undeveloped Acres

4    Proved Reserves (Bcfe):       150

4    2004 Production Bcfe:           9.1

Michigan Region

4    Approx. 1,700 Undeveloped Acres

4    Proved Reserves (Bcfe):       26

4    2004 Production Bcfe:           1.8

Appalachian Region

4    Approx. 10,000 Undeveloped Acres

4    Proved Reserves (Bcfe):       42

4    2004 Production Bcfe:           1.8

stars on cities were PDC has offices.

PDC Financial Highlights

4    Long-term debt at $22 million up from year-end $21 million

4    Total capital expenditures of $21.2 million for Q205

4    Total capital expenditure of $41.3 million 1H05

Major Sources and Use of Cash

4    Sources (6 months)

4    Cash Flow from Operations

4    Property sales- $10.0 million

4    Debt- $1 million

4    Uses

4    Drilling and development activities and properties- $39.3 million

4    Stock repurchase- $7.8 million

Q2 2005 Operating Highlights

4    Production 3.37 Bcfe, up 8.0% compared to second quarter 2004

4    Rocky Mountain Region production increased 14.8% compared to prior year  second quarter

4    90 wells drilled in Q2 2005

4    37 successful wells in Wattenberg field

4    9 successful wells in the Piceance Basin

4    42 successful NECO infill wells

4    2 exploratory Moffat County, Colorado wells, one dry

4    15 additional Codell recompletions

Production

4    Q2 2005 production of 3.37 Bcfe

4    80% natural gas

4    Reflects impact of investment activities

4    Partnership investment

4    Recompletions

4    NECO infill

4    Wells turned in-line during the Q2 05

4    50 Partnership Wells (PDC 20% interest)

4    15 Recompletions (PDC 100% interest)

Graph of Bcfe Produced Year and Quarter

PDC is Opportunistic

PDC definition of Opportunistic:  Adjust business focus to leverage market conditions, commodity price environment and M&A environment to maximize the company growth and profitability...

4    Acquisitions of acreage, producing properties, undeveloped properties, and companies

4    Development of undeveloped properties

4    Exploration to create additional large scale development opportunities

4    Partnerships to enhance cash flow, expands CAPEX, built-in JV partner

4    Services for additional steady cash flow and to support Company activities

1996 - 1998

4    Market Cap: $48 MM

4    Shares outstanding: 15.7 MM

4    Stock price: $3.06

4    Reserves: 80.8 Bcfe

4    Reserves per share: 5.1

4    1998 Production: 2.5 Bcfe

4    Employees: 81

4    Gross wells operated: 1,601

4    Key Opportunities

4    Acquired Riley Natural Gas

4    Increased partnership drilling from $18 Million to $40 million

4    Increased production from 1.4 to 2.5 Bcfe

Chart showing Acquisitions, Exploration, Development, Partnerships, Services

1999 - 2002

4    Market Cap: $83.5 MM

4    Shares outstanding: 15.7 MM

4    Stock price: $5.32

4    Reserves: 128.9 Bcfe

4    Reserves per share: 8.2

4    2002 Production: 7.8 Bcfe

4    Employees: 94

4    Gross wells operated: 2,169

4    Key Opportunities

4    Began Colorado operations

4    Increased partnership drilling from $42 Million to $57 million

4    Increased production from 3.5 to 7.8 Bcfe

Chart showing Acquisitions, Exploration, Development, Partnerships, Services

2003

4    Market Cap: $367.3 MM

4    Shares outstanding: 15.9 MM

4    Stock price: $23.10

4    Reserves: 181 Bcfe

4    Reserves per share: 11.3

4    2003 Production:  10.4 Bcfe

4    Employees: 110

4    Gross wells operated: 2,530

4    Key Opportunities

4    Development drilling in Wattenberg and Piceance

4    Increased partnership drilling to $72 million

4    Acquired NECO properties

Chart showing Acquisitions, Exploration, Development, Partnerships, Services

2004

4    Market Cap: $640 MM

4    Shares outstanding: 16.6 MM

4    Stock price: $38.57

4    Reserves: 198 Bcfe

4    Reserves per share: 11.9

4    Production Bcfe: 12.7 Bcfe

4    Employees: 120

4    Gross wells operated: 2,671

4    Key Opportunities

4    Continued Wattenberg and Piceance drilling

4    NECO down-spacing and Wattenberg recompletions

4    Increased partnership drilling to approximately $119 million

Chart showing Acquisitions, Exploration, Development, Partnerships, Services

2005

4    Key Opportunities

4    Continued Wattenberg and Piceance drilling

4    NECO down-spacing

4    Wattenberg recompletions

4    Increased partnership drilling to approximately $135 million

4    Colorado, Wyoming and North Dakota exploratory drilling

Rocky Mountain Prospect Areas

Map of Colorado, Nebraska, Wyoming,

Areas marked - Colorado - Coffee Pot Springs, Legacy, Grand Valley, Wattenburg, NECO

Wyoming - Sweetwater Project

Rockies Development Opportunities

4    Wattenberg field (oil and gas)

4    Codell, Niobrara and J Sand

4    200+ locations

4    Piceance Basin (gas)

4    Mesaverde, Wasatch

4    12,000 undeveloped acres (15-40 acre spacing)

4    NECO (gas)

4    Niobrara

4    40+ locations

Bakken Shale, North Dakota

North Dakota and South Dakota Map - Bakken Shale marked in North Dakota

Rockies Exploration Opportunities

4    North Dakota (oil and gas)

4    Bakken Shale

4    9,000' - 11,000' vertical plus 9,000' horizontal

4     40,000 acres lease and option

4    Northwest Colorado / Wyoming (gas)

4    Lance, Lewis, Fox Hills, Almond, Mesaverde

4    8,000' to 13,000'

4    43,000 acres

4    NECO/Kansas

4    Niobrara

4    2,000'

4    60,000 acres

Sustaining Growth

4    Strong partnership sales will continue to fund drilling revenue in third and fourth quarters

4    $63.9 million partnership drilling carryover at end of second quarter

4    First 2005 partnership closed with $40 million in subscriptions in January

4    Second partnership also fully subscribed ($40 million) in early April

4    Third partnership to close in early October

4    Favorable production comparisons depend on new drilling and recompletions

4    30 additional NECO infill wells are planned in 2005

4    10 to 25 Wattenberg recompletions planned

4    Exploratory Wells

4    Futures prices currently reflect expectations for continuing high prices through 2005

4    Strong balance sheet allows ample funding for additional acquisitions if available

2005 Drilling Plans

4    Rockies: Plan drilling in Wattenberg and Piceance

4    Funds split between areas

4    About 3-4 Wattenberg wells per Piceance well

4    PDC will have a 25% interest in future partnerships

4    Infill drilling on NECO properties

4    130 successful development wells drilled in first half 2005

4    66 in Wattenberg Field

4    18 in Piceance Basin

4    46 NECO infill

4    Continue search for additional development opportunities

4     Exploratory projects in Colorado and Wyoming

4    Began first North Dakota Bakken Shale well in the third quarter

Petroleum Development Corporation

NASD: PETD